SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J6 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       12/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     December 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	159,687,500.00	142,624,325.36	15,015,602.84
A-2	22,812,500.00	20,374,903.62	2,145,086.12
A-3	35,000,000.00	35,000,000.00	0.00
A-4	3,130,000.00	3,130,000.00	0.00
A-5	101,552,625.00	100,844,600.80	425,056.35
A-6	78,985,375.00	78,434,689.51	330,599.38
A-7	78,985,375.00	78,434,689.51	0.00
A-8	13,934,000.00	13,934,000.00	0.00
A-9	43,000,000.00	42,720,595.20	199,420.05
A-10	1,720,000.00	1,708,823.81	0.00
A-11	23,781,000.00	13,817,578.71	8,904,926.74
A-12	3,356,000.00	3,356,000.00	0.00
A-13	2,192,000.00	2,192,000.00	0.00
A-14	7,671,000.00	7,671,000.00	0.00
A-15	55,100,000.00	40,262,580.73	13,261,120.63
A-16	15,428,000.00	11,273,522.60	3,713,113.78
A-17	65,000,000.00	65,000,000.00	0.00
PO	758,401.00	756,792.34	1,671.41
IO	615,052,012.00	565,097,404.50	0.00
M-1	9,103,400.00	9,087,125.45	8,276.77
M-2	3,901,400.00	3,894,425.30	3,547.14
M-3	2,275,900.00	2,271,831.27	2,069.24
B-1	1,300,500.00	1,298,175.04	1,182.41
B-2	975,300.00	973,556.41	886.74
B-3	1,300,586.32	1,298,261.21	1,182.49
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00

Total	650,245,587.32	600,215,963.55	44,013,742.09







     Pass-Through Rate    Interest Distribution
A-1	6		713,121.63
A-2	8		135,832.69
A-3	6.25		182,291.67
A-4	6.25		16,302.08
A-5	4.5		378,167.25
A-6	1.78		120,222.95
A-7	6.72		453,875.40
A-8	6.25		72,572.92
A-9	6		213,602.98
A-10	6.25		8,900.12
A-11	6.25		71,966.56
A-12	6.25		17,479.17
A-13	6.25		11,416.67
A-14	6.25		39,953.13
A-15	2.88		99,851.20
A-16	18.285714	177,513.24
A-17	6.25		338,541.67
PO	0		0.00
IO	0.253389	119,324.79
M-1	6.25		47,328.78
M-2	6.25		20,283.47
M-3	6.25		11,832.45
B-1	6.25		6,761.33
B-2	6.25		5,070.61
B-3	6.25		6,761.78
R-1	6.25		0.00
R-2	6.25		0.00

Total			3,268,974.54











            Ending Balance
A-1	127,608,722.52
A-2	18,229,817.50
A-3	35,000,000.00
A-4	3,130,000.00
A-5	100,419,544.45
A-6	78,104,090.13
A-7	78,104,090.13
A-8	13,934,000.00
A-9	42,521,175.15
A-10	1,700,847.01
A-11	4,912,651.97
A-12	3,356,000.00
A-13	2,192,000.00
A-14	7,671,000.00
A-15	27,001,460.10
A-16	7,560,408.83
A-17	65,000,000.00
PO	755,120.93
IO	521,164,332.39
M-1	9,078,848.68
M-2	3,890,878.16
M-3	2,269,762.04
B-1	1,296,992.63
B-2	972,669.67
B-3	1,297,078.72
R-1	0.00
R-2	0.00

Total	556,202,221.48








     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NTP5	94.03117239	4.465732301	799.1152878
A-2	36185NTQ3	94.03117239	5.954309735	799.1152878
A-3	36185NTR1	0		5.208333333	1000
A-4	36185NTS9	0		5.208333333	1000
A-5	36185NTT7	4.18557714	3.723855026	988.8424298
A-6	36185NTU4	4.18557714	1.522091262	988.8424298
A-7	36185NTV2	0		5.746322067	988.8424298
A-8	36185NTW0	0		5.208333333	1000
A-9	36185NTX8	4.637675581	4.96751107	988.8645384
A-10	36185NTY6	0		5.174490698	988.8645384
A-11	36185NTZ3	374.4555207	3.026220755	206.5788643
A-12	36185NUA6	0		5.208333333	1000
A-13	36185NUB4	0		5.208333333	1000
A-14	36185NUC2	0		5.208333333	1000
A-15	36185NUD0	240.6736956	1.812181492	490.0446479
A-16	36185NUE8	240.6736956	11.50591423	490.0446479
A-17	36185NUF5	0		5.208333333	1000
PO	36185NUG3	2.2038597	0		995.6750242
IO	36185NUH1	0		0.194007642	847.3500163
M-1	36185NUL2	0.909195939	5.199022168	997.3030604
M-2	36185NUM0	0.909195939	5.199022168	997.3030604
M-3	36185NUN8	0.909195939	5.199022168	997.3030604
B-1	36185NT		0.909195939	5.199022168	997.3030604
B-2	36185NT		0.909195939	5.199022168	997.3030604
B-3	36185NT		0.909195939	5.199022168	997.3030604
R-1	36185NUJ7	0		0		0
R-2	36185NUK4	0		0		0

Total			67.68787509	5.027292155	855.3725428


Group 1
Cut-Off Date Balance					650,245,587.32

Beginning Aggregate Pool Stated Principal Balance	600,215,963.56
Ending Aggregate Pool Stated Principal Balance		556,202,221.48

Beginning Aggregate Certificate Stated Principal Balance600,215,963.56
Ending Aggregate Certificate Stated Principal Balance	556,202,221.49

Beginning Aggregate Loan Count				1456.00
Loans Paid Off or Otherwise Removed Pursuant to PSA	99.00
Ending Aggregate Loan Count				1357.00


Beginning Weighted Average Loan Rate (WAC)		6.79%
Ending Weighted Average Loan Rate (WAC)			6.78%

Beginning Net Weighted Average Loan Rate		6.54%
Ending Net Weighted Average Loan Rate			6.53%

Weighted Average Maturity (WAM) (Months)		352

Servicer Advances					0.00

Aggregate Pool Prepayment				43,466,995.98
Pool Prepayment Rate	59.4630 CPR




Prepayment Compensation
Total Gross Prepayment Interest Shortfall	19,867.24
Compensation for Gross PPIS from Servicing Fees	19,867.24
Other Gross PPIS Compensation			0

Total Net PPIS (Non-Supported PPIS)		0



Master Servicing Fees Paid	105,177.76
Insurance Premium(s) Paid	0

Total Fees			105,177.76

	Delinquency Information

Group 1


Delinquency		  30-59 Days	60-89 Days	90+ Days	Totals
Scheduled Principal Bal   3457802.02	131869.10	0.00	3589671.12


				30-59	60-89	90+ 	Totals
Percentage of Total Pool Bal    0.62%	0.02%	0.00%	0.65%
Number of Loans			10	1	0	11
Percentage of Total Loans	0.74%	0.07%	0.00%	0.81%

Foreclosure
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0
Percentage of Total Pool Balance			0.00%

Current Realized Losses					0
Additional Gains	(Recoveries)/Losses		0
Total Realized Losses					0



Subordination/Credit	Enhancement Information


Protection			Original	Current
Bankruptcy Loss			120,000.00	0
Bankruptcy Percentage		0.02%		0.00%
Credit/Fraud Loss		6,502,460.00	6,502,460.00
Credit/Fraud Loss Percentage	1.00%		1.17%
Special Hazard Loss		3,251,230.00	3,251,230.00
Special Hazard Loss Percentage	0.50%		0.58%

Credit Support			Original	Current
Class A				650,245,587.32	556,202,221.49
Class A Percentage		100.00%		100.00%




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J6


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA